EXHIBIT 10.1

                      EMPLOYMENT AGREEMENT
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          AGREEMENT dated the 12th day of July, 1996 between Michael
Catalano ("Employee") and America Service Group Inc., a Delaware corporation (the "Company").

          WHEREAS, the Board of Directors of the Company (the "Board") seeks to employ the Employee in various executive capacities at the Company;

          WHEREAS, the Employee accepts the positions contemplated herein;

          NOW, THEREFORE, the parties hereby agree as follows:

          1.   Employment and Duties.  The Company hereby employs the
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Employee as executive vice president of development, general counsel and secretary of the Company and/or such other offices and duties as the chief executive officer shall reasonably determine from time to time, consistent with Employee's responsibilities. Employee shall perform the duties and services of the offices and titles for which he is employed from time to time hereunder, reporting to Scott L. Mercy, chief executive officer of the Company.

          2.   Performance.  Employee agrees to actively devote all of his
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time and effort during normal business hours to the performance of his duties hereunder and to use his reasonable best efforts and endeavors to promote the interests and welfare of the Company.

          3.   Term.  The term of Employee's employment hereunder shall
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commence as of the date hereof and shall continue until July 12, 1997 (the
"Term End"). Upon the Term End, the Agreement shall automatically continue as an employment at will unless terminated by written notice from either party to the other as herein provided.

          4.   Compensation.  For all services rendered by Employee, the
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Company agrees to pay Employee from and after the date hereof: (i) a salary
(the "Base Salary") at an annual rate of not less than $160,000.00, payable in such installments as the parties shall mutually agree; plus (ii) such additional compensation as the Compensation Committee of the Board (the " Committee") shall from time to time determine; plus (iii) as of the date hereof, the Company shall grant to Employee 60,000 stock options pursuant to the Company's Amended Incentive Stock Plan, which stock options, except as otherwise herein provided, shall vest at the rate of 25% on each of the succeeding four anniversaries of the date hereof and shall be exercisable for a period of ten years from the date of grant.

          5.   Employee Benefits.  During the period of his employment under
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this Agreement, Employee shall be entitled to vacation, insurance, and other employment benefits customarily provided by the Company to its executives, including increased or changed benefits as are from time to time provided to the Company's executives generally.

          6.   Expenses.  The Company shall promptly pay or reimburse
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Employee for all reasonable expenses incurred by him in connection with the performance of his duties and responsibilities hereunder, including, but not limited to, payment or reimbursement of reasonable expenses paid or incurred for travel and entertainment relating to the business of the Company, travel to the Company's headquarters presently located in Delaware and such residential relocation expenses as are reimbursed for other executive officers under policies to be developed in connection with the relocation of Company's headquarters to Nashville, Tennessee.

          7.   Termination.
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          (a)  Termination for Cause.  Employee may be terminated from his
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employment hereunder, either before Term End or thereafter, and without advance notice, by the Company for "cause". For purposes hereof, "cause" shall mean: (i) violation of the material terms of this Agreement, (ii) intentional commission of an act, or failure to act, in a manner which constitutes dishonesty or fraud or which has a direct material adverse effect on the Company or its business, (iii) Employee's conviction of or a plea of guilty to any felony or crime involving moral turpitude; (iv) continued incompetence, as determined by the chief executive officer of the Company, using reasonable standards; (v) drug and/or alcohol abuse which impairs Employee's performance of his duties or employment; (vi) breach of loyalty to the Company, whether or not involving personal profit, as determined by the chief executive officer of the Company using reasonable standards; or (vii) failure to follow the directions of the chief executive officer of the Company within 20 days after notice to Employee of such failure provided that the directions are not inconsistent with Employee's duties and further provided that Employee is not directed to violate any law or take any action that he reasonably deems to be immoral or unethical.

          (b)  Disability; Death.  If Employee shall fail to or be unable to
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perform the duties required hereunder because of any physical or mental infirmity, and such failure or inability shall continue for any six (6) consecutive months while Employee is employed hereunder, the Company shall have the right to terminate this Agreement. Except as otherwise provided herein, this Agreement shall terminate upon the death of Employee, and the estate of Employee shall be entitled to receive all unpaid amounts due Employee hereunder to such date of death.

          (c)  Termination Without Cause.  The Company shall have the right
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to terminate the employment of Employee at any time, without cause, cause being determined under Section 7(a), upon thirty (30) days advance written notice. Except as provided under Sections 7(a), (b) or (e), if Employee no longer substantially retains his responsibilities herein described or under any circumstances no longer reports to Scott L. Mercy as the Company's chief executive officer, then, at Employee's election, it shall be deemed a termination without cause pursuant to this Section 7(c).

          (d)  Change in Control.  Employee may terminate his employment
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hereunder in the event of a change in control of the Company within ninety (90)
days after such change in control. For purposes of this Agreement, a "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act"); provided however, that without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than Employee or any other person currently the beneficial owner of 10% or more of the outstanding common stock of the Company, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election of each director, who was not a director at the beginning of the period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period); or (iii) approval by the stock-holders of the Company of (A) a complete liquidation of the Company; (B) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any "person", or (C) a merger, consolidation or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least two thirds of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization or its parent company (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting shares immediately before such merger, consolidation or reorganization, or (2) the individuals who were members of the Board immediately prior to the execution of the agreement for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation.

          (e)  Voluntary Termination.  Employee may voluntarily terminate
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his employment hereunder at any time, for any reason or for no reason.

          (f)  Termination Compensation.  If Employee's employment hereunder
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is terminated pursuant to Sections 7(a) or 7(e) of this Agreement, the Company shall pay the Employee his full base salary through the Termination Date, plus, within five (5) business days of the Termination Date, any bonuses, incentive compensation, or other payments due which pursuant to the terms of any compensation or benefit plan have been earned or vested as of the Termination Date, including those described in (ii) below. If Employee's employment is terminated by the Company under Section 7(c) without cause, or if there is a change in control of the Company as defined in Section 7(d), all unexercised options granted to Employee under the Company's Amended Incentive Stock Plan shall accelerate and shall immediately vest. If Employee's employment is terminated pursuant to Sections 7(b), 7(c) or 7(d) of this Agreement, the Company shall pay the Employee the following:

          (i) within five (5) business days of the termination, his full base salary through the Termination Date, plus any bonuses, incentive compensation, or other payments due which pursuant to the terms of any compensation or benefit plan have been earned or vested as of the Termination Date;

          (ii) within five (5) business days of the termination, to compensate for all accrued but unpaid leave such as holidays, vacation and sick pay under the Company's paid leave plan, an amount equal to the Employee's then current base salary multiplied by the product of (A) the total number of leave days accrued, divided by (B) the total number of work days in the fiscal year in which the Termination Date occurs;

          (iii) within five (5) business days of a termination pursuant to
Section 7(b) or 7(d), a lump sum severance payment equal to the Employee's annual base salary as of the Termination Date, less, in the case of a termination for disability under Section 7(b), any payments to be received by the Employee under any disability plan or policy maintained by the Company;

          (iv) in the event of a termination pursuant to Section 7(c), Employee's annual base salary as of the Termination Date shall be continued for one year following the Termination Date.

          If Employee's employment is terminated pursuant to Sections 7(b), 7(c) or 7(d) of this Agreement, the Company shall maintain, for eighteen
(18) months following the Termination Date, in full force and effect for the benefit of the Employee and Employee's dependents and beneficiaries, at the Company's expense, all medical insurance under plans and programs in which the Employee and/or the Employee's dependents and beneficiaries participated immediately prior to the Termination Date, provided that continued participation is possible under the general terms and provisions of such plans and programs. If continued participation in any such plan or program is barred, the Company shall arrange at its own expense to provide the Employee with benefits substantially similar to those which he was entitled to receive under such plans and programs.

          8.   Covenant Not to Compete, Nonemployment, Noninducement.
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          (a)  Employee acknowledges that in the course of his employment he will become familiar with the Company and its affiliates' confidential information concerning the Company and its affiliates and that his services are of special, unique and extraordinary value to the Company and its affiliates. Therefore, Employee agrees that, during his employment with the Company, and for one year after Employee ceases to perform duties hereunder, neither Employee nor any company with which Employee is affiliated as an employee, consultant or independent contractor, will directly or indirectly
(A) engage in any business similar to the Business of the Company, as described below, anywhere in the United States of America, or have any interest directly or indirectly in any Business; provided, however, that
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nothing herein shall prohibit Employee from (i) owning in the aggregate not more than 5% of the outstanding stock of any class of stock of a corporation so long as Employee has no active participation in the business of such corporation, (ii) affiliating with any company which may participate in the Business, so long as that participation at the time of affiliation aggregates less than 10% of such company's revenue, or (iii) directly or through an affiliate, acquiring, merging or otherwise gaining control, or purchasing an interest in an organization as long as the Business represents less than 10% of the acquiree's revenue at the time of the transaction, (B) employ or retain as an independent contractor any employee of the Company, or (C) recruit, solicit or otherwise induce any employee of the Company to discontinue such employment relationship. For purposes hereof, the "Business" shall consist of (A) delivery of contract health care to correctional facilities, and (B) any other business in which the Company is significantly engaged as of the date that Employee ceases to perform duties hereunder. Notwithstanding the foregoing, after the termination of this Agreement, Employee shall not be restricted from the practice of law under any circumstances which do not involve a professional conflict of interest.

          (b) If, at the time of enforcement of this Section 8 a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

          (c) In the event of the breach by Employee of any of the provisions of this Section 8, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof.

          9.   Notices.  All notices hereunder, to be effective, shall be in
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writing and shall be deemed delivered when delivered by and or when sent by first-class, certified mail, postage and fees prepaid, to the following addresses or as otherwise indicated in writing by the parties:


     (i)  If to the Company:

          America Service Group Inc.
          Two Penns Way, Suite 200
          New Castle, DE 19720
          Attn: Chief Executive Officer

     (ii) If to Employee:

          Mr. Michael Catalano

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          10.  Assignment.  This Agreement is based upon the personal
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services of Employee and the rights and obligations of Employee hereunder shall not be assignable except as herein expressed provided. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to him hereunder if he would have continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee and if there is no such devisee, legatee or designee, to the Employee's estate.

          11.  Entire Agreement.  This Agreement supersedes all prior
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understandings and agreements with respect to the provisions hereof and contains the entire agreement of the parties and may be amended only in writing, signed by the parties hereto.

          12.  Severability.  The provisions of this Agreement are
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severable, and the invalidity of any provision shall not affect the validity of any other provision. In the event that any arbitrator (as the parties may agree) or court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable because of the duration or scope thereof, the parties hereto agree that said arbitrator or court in making such determination shall have the power to reduce the duration and scope of each provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

          13.  Non-exclusivity of Rights.  Nothing in this Agreement shall
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prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company (except for any severance or termination policies, plans, programs or practices) and for which the Employee may qualify, nor shall anything herein limit or reduce such rights as the Employee may have under any other Agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan or program of the Company shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

          14.  Governing Law.  This Agreement shall be construed under and
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governed by the internal laws of the State of Delaware.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a binding contract as of the day and year first above written.

                         AMERICA SERVICE GROUP INC.


                         By:
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                              W. D. Eberle
                              Chairman of the Board of Directors



                         EMPLOYEE:



                         By:
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                              Michael Catalano